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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-3256

Strong Balanced Fund, Inc., on behalf of Strong Balanced Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

Semiannual Report    |    June 30, 2004

Strong

Core

Funds

Strong Balanced Fund

Strong Large Cap Core Fund

Strong Growth and Income Fund

Strong Opportunity Fund

Semiannual Report    |    June 30, 2004

Strong

Core

Funds

Market Update From Dick Weiss January 1, 2004, to June 30, 2004

Uncertainty is the Enemy

In our last report back in January, the overall U.S. economy displayed definite signs of strengthening — job growth was gaining momentum, and consumer confidence was on the rise. There was some muffled muttering about deflation, but it lacked enough conviction to cause alarm. All in all, it looked like a relatively promising picture.

Six months out, things seem not quite so sanguine. Fears of inflation have replaced the whispers of deflation, and the Federal Reserve has begun what doubtless will be a series of rate hikes well into 2005. While the overall economy has exceeded expectations, the good news on that front has not been sufficient to overshadow a host of uncertainties in the military and political worlds.

Before we address those uncertainties, let’s devote a moment to the topic of inflation. In the history of markets, there seems to be a point at which a rising rate of inflation causes the market’s price-to-earnings ratios to contract. Historically, that point would be around seven percent. While it seems highly unlikely that the inflation rate is going to get anywhere near that mark in the foreseeable future, there is some suggestion that nowadays, because of the way the Consumer Price Index is calculated, that number could be closer to five percent. If that is indeed a more realistic calculation, it’s possible that we could hit five percent inflation and a negative impact on stock valuations.

In my estimation though, the prospect for serious inflation pales in comparison to other uncertainties currently plaguing the market (e.g., the outcome of the U.S. presidential race this fall and the continuing political fallout surrounding Iraq).

With regard to the War on Terrorism and the issue of Iraq, investors are faced every day with news that can give them pause. While the war seems to be on track, the outcome in Iraq is dependent on how rapidly that nation can defeat the insurgents and restore the rule of law now that the Iraqis themselves have taken charge. We believe that expectations may be too low in that regard.

On the political front, the market seemed to peak around the moment when Democratic candidate Senator John Kerry pulled even with President George W. Bush in the polls. Nothing makes the prospects for economic prosperity harder to decipher than a presidential race featuring two candidates with widely differing views on virtually every issue domestically and internationally. For the stock market, that spells uncertainty with a capital U.

We believe stock valuations today are neither cheap, nor particularly overvalued based upon earnings projections for 2005. They are, rather, sort of stuck somewhere in the middle. In order for stocks to start moving in a positive direction, the market needs an injection of confidence. So the relevant question becomes, in short: What needs to happen in order to inspire that sense of confidence?

The answer? In a word — clarity.

On the inflation front, we anticipate clarity will not come for some time. We expect the Federal Reserve will continue to raise rates until it gets ahead of the inflation curve. It’s unclear just how many hikes and of what magnitude will accomplish that. Nonetheless, if inflationary fears were the single biggest element of uncertainty out there today, we would feel confident that the problem could be contained.

The fate of Iraq and the outcome of the presidential election loom larger and seem far more complicated. If the public perceives that progress is being made in Iraq and democracy will indeed triumph, the market will likely anticipate the reelection of President Bush. If the daily diagnosis on Iraq is less favorable, the political uncertainty weighing on the market will continue for the next several months.

Notwithstanding all the ambiguity, we are beginning to see corners of the market where good values are emerging. Energy has been one of the more promising areas and should continue to benefit from strong fundamentals. Even in the areas of the technology sector, where we believe stocks have been chronically overvalued, values have begun to return to earth. There are even some computer software companies that look attractive to us.

In order for stocks to start moving in a positive direction, the market needs an injection of confidence.

In stock-picker parlance, what we have today is a market of individual stocks rather than — as we saw in 2003 — a rising stock market. In the former, money is a lot harder to make; in the latter, the rising tide seems to lift all issues almost indiscriminately.

We believe the market should continue this year’s trend, which is a much more value- and fundamentals-oriented market. Make no mistake: this is not a “story” market where people dream about distant possibilities and, on the strength of those illusions, stocks soar to 100 times earnings. This is a market where, if you do your homework and stick to what is real rather than imagined, we think you can discover common stocks worth owning.

Given all the uncertainty that exists in the world, there are practical limits to just how high the market can go. But with an economy that continues to show strength and interest rates still on the low side, there are also practical limits to how low the market can go. That environment should favor professional investors who exhibit good discipline in both their buy and sell decisions.

One final piece of practical advice: when uncertainty is the order of the day, resist doing anything dramatic with your money. Sometimes the “muddle-through” approach proves best.

. . .if you do your homework and stick to what is real rather than imagined, we think you can uncover common stocks worth owning.

Richard T.Weiss

Vice Chairman

Strong Financial Corporation

Strong Balanced Fund

The Strong Balanced Fund underperformed its broad-based benchmark during the first half of 2004. For the six months ended June 30, 2004, the Fund returned 1.49% compared with a return of 3.44% for the S&P 500 Index. A balanced benchmark, the 60/40 Balanced Fund Index (which blends a 60% weighting in the S&P 500 Index with a 40% weighting in the Lehman Brothers Intermediate U.S. Government/Credit Bond Index), returned 2.03% for the same period.

In its equity position, the Fund focuses on the largest-capitalization stocks in the market, which hurt performance as the smaller stocks within the index outperformed their larger counterparts. The Fund’s fixed-income allocation hurt its returns relative to the S&P 500 Index, as returns in the fixed-income market generally trailed those of the index.

Many factors drove performance

Performance was mixed during the period. The Fund was stronger in the second quarter than in the first, primarily because larger, higher-quality stocks that are this Fund’s focus performed better at that time.

Throughout the period, there were many signs of continued economic and corporate profit growth. We, therefore, positioned the Fund with a cyclical orientation; that is, we emphasized sectors and companies that could benefit most from this macroeconomic tailwind. With this approach, we had larger weightings in capital goods, technology, and advertising-related companies.

Our capital goods stocks made a positive contribution to the Fund’s performance. While there were some signs of increased corporate spending on technology, this trend was not as pronounced as many had hoped. In spite of what was a difficult period for the tech area, our stock picking contributed positively to our returns. Stocks like Broadcom Corporation, a semiconductor company involved in many of the new high growth areas of broadband and wireless communication, had a positive return for the period. Within the advertising arena, stock performance was mixed; while some companies were able to capitalize on the economic strength that bolstered ad spending and even gain additional market share, others, such as media giant Viacom, simply were not able to keep up with changing industry dynamics.

We positioned the fixed-income portion of the portfolio with a slightly shorter duration than its benchmark for much of the period. This means that the Fund’s fixed-income position was somewhat less vulnerable to the negative impact of rising interest rates. As interest rates rose in anticipation of further economic growth and action from the Federal Reserve, this part of the Fund was able to be somewhat resilient; the positioning had a modestly positive impact on the Fund’s performance relative to the balanced benchmark.

Our approach to equities

Beyond positioning the Fund in sectors that we believed would benefit from the stronger economy, we also employed screening techniques that focused on earnings growth and valuation. We used these techniques to identify companies that had solid potential, but were not yet fully exploiting it. This process, which is part of our ongoing investment strategy, includes an analysis of a company’s end market, its competitive environment, and its ability to meet or exceed stated financial goals.

One of the companies that made it through this evaluation was Internet-based leader Yahoo!. Yahoo! was a major beneficiary of the increased use of high-speed data access, as well as the popularity of its on-line search and marketing services. Traditional advertisers have begun to take note of the Internet’s ability to deliver potential customers from the right demographic groups to providers of appropriate products and services. Yahoo!’s share of the corporate advertising budget is still currently in the low single digits; as advertisers seek out distinctive advertising channels, we believe that share should continue to grow.

A moderately positive outlook

At this point, our outlook is one of cautious optimism. While this Fund’s focus on high-quality, large-capitalization stocks put it at a disadvantage during the period, we do not intend to move away from this approach. The economy continues to grow, as do corporate profits. The presidential election, interest-rate hikes from the Federal Reserve, and turmoil in the Middle East could all hurt equity performance in the coming months.

The fixed-income portion of the portfolio could come under continued pressure if the Fed raises short-term interest rates further, as many anticipate they may. The Fed’s stated willingness to move at a measured pace suggests that drastic hikes are not on the horizon, however.

It is impossible to ignore that the economy has continued to expand and drive corporate earnings growth. So while the environment may not be as positive as it was at this point last year, we are confident the opportunity for attractive returns remains.

Thank you for your investment in the Strong Balanced Fund.

Rimas Milaitis	Bradley D. Doyle
Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	10.19%
5-year	–1.43%
10-year	6.95%
Since Fund Inception (12-30-81)	10.71%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions.

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

Growth of an Assumed $10,000 Investment†

from 12-30-81 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth). For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”), the 60/40 Balanced Fund Index, and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The 60/40 Balanced Fund Index is comprised of 60% S&P 500 Index and 40% Lehman Brothers Intermediate U.S. Government/Credit Bond Index. The Lipper Flexible Portfolio Funds Average is the average of all funds in the Lipper Flexible Portfolio Funds Category. These funds allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P Index and 60/40 Balanced Fund Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Large Cap Core Fund

Equity markets posted moderate returns in the first half of 2004, after their strong performance in 2003. In a climate of continued economic growth, the Strong Large Cap Core Fund posted a return of 2.60% for the six months ended June 30, 2004. This placed it behind its broad-based benchmark, the S&P 500 Index, which returned 3.44% for the same period.

Moderate returns prevailed

It is not unusual for stocks to take a breather following the type of large gains they saw in 2003. But that has not been the only factor that has kept equity returns moderate in the first half of this year. Questions about the resolution of the situation in Iraq, rising market interest rates and impending short-term rate hikes from the Federal Reserve, high energy prices, and the Chinese government’s actions to slow the growth of that far-reaching economy all weighed on the U.S. markets.

April was a particularly challenging month for the markets and the Fund. A sharp improvement in employment data sparked fears that the economic recovery would spark a new round of inflation and lead to substantially higher interest rates. At that point, it was not clear when, and by how much, the Federal Reserve might raise rates, which exacerbated our concerns. Because this Fund has significant positions in financial stocks — the largest sector in the S&P 500 — it was particularly susceptible to interest-rate concerns. Investors’ fears were overblown, we believe, driven more by emotion than by any truly serious problems in the economy.

Investor sentiment began to improve somewhat near the end of May, as the market once again focused its attention on the good news regarding strong corporate profits and new job creation. Equities in the portfolio that had been hurt by investors’ concerns in April had largely stabilized and recovered by the end of the period. When the Fed acted to raise short-term rates by a quarter percentage point at the end of June, the modest move was widely anticipated.

Factors in our performance

The Fund’s positions in energy stocks contributed positively to our performance for the period. Our emphasis in this sector was on the large integrated oil companies, which benefited from higher demand for oil, strong margins on refining operations, and low debt levels that helped to mute the impact of rising interest rates.

In our assessment, energy companies remain reasonably priced. Many projections of their earnings — and thus estimates of appropriate valuations — are based on an assumption that oil prices may decline significantly in coming months; we are not convinced that prices will in fact drop soon. Should they stay at more elevated levels, these companies’ earnings could rise further. We are confident that even at these higher levels, oil prices are not so high as to put a severe crimp in economic growth. Energy consumption per unit of Gross Domestic Product (GDP) is dramatically lower than it was in the 1970s, indicating a level of efficiency that allows the economy to absorb higher prices.

As its name suggests, this Fund focuses on large-capitalization stocks; its median market capitalization typically exceeds that of the S&P 500. That orientation hurt performance in the period, as smaller companies generally outperformed larger-cap stocks.

Looking ahead

We anticipate that economic growth will continue at a healthy, sustainable pace in the coming months, helping to foster more positive investor sentiment as well. Corporate earnings have been strong, and we believe there is every reason they will continue to be so. Including the fourth quarter of 2003, the S&P 500 companies have experienced two consecutive quarters of year-over-year earnings growth well in excess of 20%, with another similar gain expected for the second quarter of 2004.

Although equity markets have been moving in a narrow trading range for most of the year to date, we anticipate that this may change in the second half. Among the factors that could help to bump stocks higher are positive news regarding corporate earnings, job creation, and economic activity.

Thank you for your investment in the Strong Large Cap Core Fund.

Karen E. McGrath
Portfolio Manager

Fund Highlights

Average Annual Total Returns

as of 6-30-04

Investor Class
1-year	16.05%
5-year	–3.01%
Since Fund Inception (6-30-98)	1.52%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 6-30-98 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Information: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Growth and Income Fund

The Strong Growth and Income Fund Investor Class posted positive results for the first half of 2004, though it somewhat underperformed its broad-based benchmark, the S&P 500 Index. For the six months ended June 30, 2004, the Fund produced a return of 2.45%, while the S&P 500 returned 3.44% for the same period. The Fund’s focus on the largest-capitalization stocks available in the marketplace contributed to this underperformance, as the smaller companies within the index continued to outperform.

Positioning for a stronger economy

Performance was mixed during the period. The Fund was stronger in the second quarter than in the first, primarily because the larger, higher-quality stocks that are this Fund’s focus performed better at that time.

Throughout the period, there were many signs of continued economic and corporate profit growth. We, therefore, positioned the Fund with a cyclical orientation; that is, we emphasized sectors and companies that could benefit most from this macroeconomic tailwind. With this approach, we had larger weightings in capital goods, technology, and advertising-related companies.

Our capital goods stocks made a positive contribution to the Fund’s performance. Holdings in this area included Danaher Corporation, Tyco International, and 3M. While there were some signs of increased corporate spending on technology, this trend was not as pronounced as many had hoped. In spite of what was a difficult period for the tech area, our stock picking contributed positively to our returns. Stocks like Broadcom Corporation, a semiconductor company involved in many of the new high growth areas of broadband and wireless communication, had a positive return for the period. Within the advertising arena, stock performance was mixed; while some companies were able to capitalize on the economic strength that bolstered ad spending and even gain additional market share, others, such as media giant Viacom, simply were not able to keep up with changing industry dynamics.

Screening for stronger stocks

Beyond positioning the Fund in sectors that we believed would benefit from the stronger economy, we also employed screening techniques that focused on earnings growth and valuation. We used these techniques to identify companies that had solid potential but were not yet fully exploiting it. This process, which is part of our ongoing investment strategy, includes an analysis of a company’s end market, its competitive environment, and its ability to meet or exceed stated financial goals.

Companies that made it through this evaluation included Internet-based leader Yahoo! and industrial company Tyco International. These stocks both benefited from the strength in the economy, but their financial returns were influenced by very different factors.

Yahoo! was a major beneficiary of the increased use of high-speed data access, as well as the popularity of its on-line search and marketing services. Traditional advertisers have begun to take note of the Internet’s ability to deliver potential customers from the right demographic groups to providers of appropriate products and services. Yahoo!’s share of the corporate advertising budget is still currently in the low single digits; as advertisers seek out distinctive advertising channels, we believe that share should continue to grow.

Tyco International was a turnaround story. The company was and still is involved in a highly publicized legal battle. What can be lost in the controversy is that it appears previous management brought together a collection of well-positioned businesses that simply weren’t being managed to their best advantage. New management came in and cleaned up the balance sheet, modified overly aggressive financial targets, and began to rebuild investor confidence in the company. We now believe management has put the company on a clear growth path. By recognizing the capability of the new management, taking note of the intrinsic value of the company’s varied operations, and identifying its underutilization of assets, we were able to purchase this stock in a timely fashion, with positive results for the portfolio.

Our outlook for the second half of 2004

At this point, our outlook is one of cautious optimism. While this Fund’s focus on high-quality, large-capitalization stocks put it at a disadvantage during the period, we do not intend to move away from this approach. The economy continues to grow, as do corporate profits. The Presidential election, interest-rate hikes from the Federal Reserve, and turmoil in the Middle East could all hurt equity performance in the coming months. Nonetheless, it is impossible to ignore that the economy has continued to expand and spur on earnings growth, which in turn can drive stock prices upward. So while the environment may not be as positive as it was at this point last year, we are confident the opportunity for attractive returns remains.

Thank you for your investment in the Strong Growth and Income Fund.

Rimas Milaitis
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	16.02%
5-year	–3.51%
Since Fund Inception (12-29-95)	9.49%

Institutional Class[1]
1-year	16.78%
5-year	–2.96%
Since Fund Inception (12-29-95)	9.85%

Advisor Class[2]
1-year	16.01%
5-year	–3.58%
Since Fund Inception (12-29-95)	9.33%

Class K3
1-year	16.41%
5-year	–3.31%
Since Fund Inception (12-29-95)	9.62%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-29-95 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1The performance of the Institutional Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance and has not been restated for the lower expense ratio of the Institutional Class shares.

[2]	The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[3]	The performance of the Class K shares prior to 12-31-01 is based on the Fund’s Investor Class shares’ performance and has not been restated for the lower expense ratio of the Class K shares.
Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc. It is not possible to invest directly in an index.

Strong Opportunity Fund

The Strong Opportunity Fund offered solid performance for the first half of 2004. The Fund’s Investor Class shares posted a return of 8.14% for the six months ended June 30, 2004, while its broad-based benchmark, the Russell Midcap Index, returned 6.67% for the same period.

An uncertain environment

The consensus opinion at the start of the year was that equities would be strong in the first half of the year and flat in the second half due to the uncertainty that a presidential election normally brings. But we know from history that things rarely go according to plan, and we did not need to wait for the second half for the uncertainty to take hold. However, we continue to be optimistic, as there are many factors pointing to a positive economic environment.

An improving economy is favorable for equities in general and our style of investing in particular. Over the first half of the year, we continued to find reasonably priced companies in many sectors that are experiencing good rates of growth.

During the first half of 2004, the Fund benefited from our holdings in the energy and distribution sectors, which we had overweighted relative to the benchmark. Our health care holdings, which were skewed toward the biotechnology and medical technology areas, also contributed positively to performance. One area of disappointment was our overweighting in media, an industry that came under a number of pressures that hurt stock valuations.

An intensive research process

The Fund’s over- and under-weightings relative to the benchmark were the result of where our investment process finds value in the market. A key step in this process is determining a private market value (PMV) for a company we are considering — that is, determining the price we would be willing to pay if we were acquiring the whole company. We look for companies whose current stock valuations are between 50% and 60% of their private market value.

This process is research-intensive. We spend much of our time talking to and visiting with the management teams of the companies we own or in which we are interested in investing. These conversations help us to understand the company, its management strategy, and the industry in which it competes.

An example of private market value at work

Biogen Idec is a biotech company that we added to the Fund in mid-2003 (when it was known as Biogen). At the time, it had an approved Multiple Sclerosis (MS) drug, Avonex, and was also developing new drugs. The market was fearful that Avonex sales would lose ground to new competition and was not giving the company credit for the drugs it had in the developmental stage. In November 2003, Biogen merged with IDEC Pharmaceuticals, a company we knew well but didn’t own. We were able to meet with the management shortly after the merger and saw potential for greater cost-cutting than the market anticipated; more important, the research we had done on Antegren (a new class of drug the company has in development for MS) appeared positive. From this work, we determined that the merged company was trading at 50% to 55% of its PMV.

Our work paid off. On June 28, the Food and Drug Administration granted Biogen Idec a priority review of Antegren. This move does not ensure approval of the drug, but it does accelerate the timeline and means the drug is likely to be approved and on the market sooner then our model expects. The stock’s price neared 90% of our PMV by the end of the second quarter, and we began taking profits.

Optimism tempered by uncertainty

Although uncertainties remain, we are optimistic as we look ahead to the rest of 2004 with respect to both the economy and the equity market. We continue to find new names that fit within our investment style and that we believe can help the Fund to outperform over the longer term.

We intend to continue to focus on those factors that are within our control: sticking to our time-tested investment style, diversifying the Fund within industry groups to manage our risk, and striving to bring you investment results of which we will be proud.

We thank you for your continued investment and confidence in the Strong Opportunity Fund.

Richard T. Weiss	Ann M. Miletti
Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	27.95%
5-year	4.71%
10-year	12.69%
Since Fund Inception (12-31-85)	15.15%

Advisor Class[1]
1-year	27.72%
5-year	4.46%
10-year	12.37%
Since Fund Inception (12-31-85)	14.81%

Class K2
1-year	28.19%
5-year	4.80%
10-year	12.73%
Since Fund Inception (12-31-85)	15.17%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-31-85 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1The performance of the Advisor Class shares prior to 02-24-00, is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

[2]	The performance of the Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Class K shares.
Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

SCHEDULES OF INVESTMENTS IN SECURITIES	June 30, 2004 (Unaudited)

STRONG BALANCED FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 65.3%
Aerospace - Defense 1.4%
The Boeing Company	11,100	$567,099
General Dynamics Corporation	9,300	923,490
Northrop Grumman Corporation	15,000	805,500

		2,296,089
Aerospace - Defense Equipment 0.3%
Goodrich Corporation (h)	15,500	501,115
Banks - Money Center 4.1%
Bank of America Corporation	26,350	2,229,737
The Bank of New York Company, Inc.	20,900	616,132
Citigroup, Inc.	54,000	2,511,000
J.P. Morgan Chase & Company	29,700	1,151,469

		6,508,338
Banks - Super Regional 2.0%
Bank One Corporation	11,300	576,300
Mellon Financial Corporation	10,600	310,898
U.S. Bancorp	31,100	857,116
Wells Fargo & Company	25,400	1,453,642

		3,197,956
Beverages - Alcoholic 0.5%
Anheuser-Busch Companies, Inc.	15,000	810,000
Chemicals - Basic 0.3%
The Dow Chemical Company	10,900	443,630
Commercial Services - Miscellaneous 0.9%
Automatic Data Processing, Inc.	16,300	682,644
Paychex, Inc.	20,100	680,988

		1,363,632
Commercial Services - Staffing 0.5%
Manpower, Inc.	16,500	837,705
Computer - Data Storage 0.2%
EMC Corporation (b)	28,000	319,200
Computer - IT Services 1.0%
Accenture, Ltd. Class A (b)	16,600	456,168
International Business Machines Corporation	12,400	1,093,060

		1,549,228
Computer - Local Networks 1.4%
Cisco Systems, Inc. (b)	94,800	2,246,760
Computer - Manufacturers 0.6%
Dell, Inc. (b)	25,800	924,156
Computer - Peripheral Equipment 0.6%
Lexmark International, Inc. Class A (b)	10,600	1,023,218
Computer - Software Design 0.4%
Autodesk, Inc.(h)	13,400	573,654
Computer Software - Desktop 2.1%
Microsoft Corporation	118,900	3,395,784
Computer Software - Enterprise 1.0%
Mercury Interactive Corporation (b) (h)	11,100	553,113
SAP AG Sponsored ADR	25,400	1,061,974

		1,615,087
Computer Software - Security 0.2%
Symantec Corporation (b)	7,800	341,484
Cosmetics - Personal Care 2.6%
Avon Products, Inc.	23,900	$1,102,746
The Gillette Company	23,100	979,440
LIFE TIME FITNESS, Inc. (b)	200	4,200
The Procter & Gamble Company	38,000	2,068,720

		4,155,106
Diversified Operations 5.6%
E.I. Du Pont de Nemours & Company	9,100	404,222
General Electric Company	124,200	4,024,080
Honeywell International, Inc.	23,200	849,816
3M Co.	12,300	1,107,123
Tyco International, Ltd. (h)	65,100	2,157,414
United Technologies Corporation	4,900	448,252

		8,990,907
Electronics - Contract Manufacturing 0.4%
Flextronics International, Ltd. (b)	37,000	590,150
Electronics - Scientific Measuring 1.0%
Danaher Corporation	21,100	1,094,035
PerkinElmer, Inc.	27,200	545,088

		1,639,123
Electronics - Semiconductor Manufacturing 2.5%
Analog Devices, Inc.	8,500	400,180
Broadcom Corporation Class A (b) (h)	25,100	1,173,927
Intel Corporation	71,600	1,976,160
National Semiconductor Corporation (b) (h)	17,300	380,427

		3,930,694
Finance - Consumer/Commercial Loans 0.2%
MBNA Corporation	14,200	366,218
Finance - Investment Brokers 1.3%
The Goldman Sachs Group, Inc.	8,100	762,696
Merrill Lynch & Company, Inc.	13,100	707,138
Morgan Stanley	11,800	622,686

		2,092,520
Finance - Investment Management 0.3%
Franklin Resources, Inc.	10,000	500,800
Finance - Mortgage & Related Services 0.6%
FNMA	14,300	1,020,448
Finance - Savings & Loan 0.3%
Golden West Financial Corporation	4,700	499,845
Financial Services - Miscellaneous 1.0%
American Express Company	18,400	945,392
First Data Corporation	13,300	592,116

		1,537,508
Food - Miscellaneous Preparation 1.7%
H.J. Heinz Company	17,600	689,920
Kellogg Company	14,100	590,085
PepsiCo, Inc.	27,300	1,470,924

		2,750,929
Insurance - Diversified 1.8%
American International Group, Inc.	28,700	2,045,736
Prudential Financial, Inc.	17,300	803,931

		2,849,667
Insurance - Property/Casualty/Title 1.7%
The Allstate Corporation	20,400	949,620
Hartford Financial Services Group, Inc.	11,900	818,006
MGIC Investment Corporation	7,000	531,020
The PMI Group, Inc.	8,300	361,216

		2,659,862

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Internet - E*Commerce 0.7%
eBay, Inc. (b)	12,400	$1,140,180
Internet - Internet Content 0.8%
Yahoo! Inc. (b)	36,900	1,340,577
Leisure - Gaming/Equipment 0.6%
Station Casinos, Inc. (h)	20,900	1,011,560
Leisure - Hotels & Motels 1.0%
Marriott International, Inc. Class A	16,200	808,056
Starwood Hotels & Resorts Worldwide, Inc.	19,300	865,605

		1,673,661
Machinery - General Industrial 0.4%
Ingersoll-Rand Company Class A	8,100	553,311
Media - Books 0.3%
McGraw-Hill, Inc.	5,500	421,135
Media - Radio/TV 0.9%
The E.W. Scripps Company Class A	6,400	672,000
The Walt Disney Company	31,800	810,582

		1,482,582
Medical - Biomed/Biotech 0.5%
Biogen Idec, Inc. (b)	13,400	847,550
Medical - Drug/Diversified 1.0%
Johnson & Johnson	28,500	1,587,450
Medical - Ethical Drugs 3.1%
Elan Corporation PLC Sponsored ADR (b)	21,300	526,962
Eli Lilly & Company	6,800	475,388
Merck & Company, Inc.	22,400	1,064,000
Pfizer, Inc.	82,780	2,837,698

		4,904,048
Medical - Genetics 0.4%
Genentech, Inc. (b)	11,200	629,440
Medical - Health Maintenance Organizations 0.7%
UnitedHealth Group, Inc.	16,600	1,033,350
Medical - Products 1.6%
Biomet, Inc.	11,500	511,060
Boston Scientific Corporation (b)	20,500	877,400
St. Jude Medical, Inc. (b)	5,500	416,075
Zimmer Holdings, Inc. (b)	9,000	793,800

		2,598,335
Medical - Wholesale Drugs/Sundries 0.3%
Cardinal Health, Inc.	7,600	532,380
Medical/Dental - Services 0.5%
Quest Diagnostics, Inc. (h)	9,700	824,015
Medical/Dental - Supplies 0.3%
Becton, Dickinson & Company	9,300	481,740
Oil & Gas - Field Services 0.8%
Schlumberger, Ltd.	19,100	1,213,041
Oil & Gas - International Integrated 3.7%
ChevronTexaco Corporation	13,600	1,279,896
ConocoPhillips	13,300	1,014,657
Exxon Mobil Corporation	82,100	3,646,061

		5,940,614
Oil & Gas - Machinery/Equipment 0.4%
Baker Hughes, Inc.	17,400	655,110
Oil & Gas - United States Exploration & Production 0.4%
Anadarko Petroleum Corporation	9,700	568,420
Paper & Paper Products 0.6%
Temple-Inland, Inc. (h)	13,900	962,575
Retail - Clothing/Shoe 0.3%
The Gap, Inc.	21,800	528,650
Retail - Department Stores 0.3%
Kohl’s Corporation (b)	10,100	427,028
Retail - Drug Stores 0.4%
CVS Corporation	15,100	634,502
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	200	3,286
Retail - Major Discount Chains 2.0%
Target Corporation	30,600	1,299,582
Wal-Mart Stores, Inc.	36,800	1,941,568

		3,241,150
Retail/Wholesale - Building Products 0.9%
The Home Depot, Inc.	40,300	1,418,560
Retail/Wholesale - Office Supplies 0.4%
Staples, Inc.	22,700	665,337
Soap & Cleaning Preparations 0.2%
Clorox Company	6,100	328,058
Telecom - Fiber Optics 0.4%
Corning, Inc. (b)	43,200	564,192
Telecom - Wireless Equipment 0.7%
QUALCOMM, Inc.	14,700	1,072,806
Telecommunications - Equipment 0.2%
Avaya, Inc. (b)	6,600	104,214
Lucent Technologies, Inc. (b)	70,500	266,490

		370,704
Telecommunications - Services 1.0%
SBC Communications, Inc.	32,400	785,700
Verizon Communications, Inc.	23,600	854,084

		1,639,784
Transportation - Air Freight 0.2%
FedEx Corporation	3,900	318,591
Utility - Electric Power 0.8%
Exelon Corporation	36,300	1,208,427

Total Common Stocks (Cost $92,646,174)		104,352,962

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 13.6%
AT&T Corporation Senior Notes, 8.05%, Due 11/15/11	$150,000	$154,221
AT&T Wireless Services, Inc. Notes, 8.125%, Due 5/01/12	250,000	289,466
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (b) (g)	3,700,000	37,000
America Movil SA de CV Guaranteed Senior Yankee Notes, 5.50%, Due 3/01/14 (d)	250,000	230,922
Bank of America Corporation Subordinated Notes, 7.40%, Due 1/15/11	400,000	453,922
Capital One Bank Medium-Term Notes, 6.50%, Due 6/13/13	210,000	216,893
Cendant Corporation Notes, 6.25%, Due 3/15/10	100,000	106,519
CenterPoint Energy Resources Corporation Senior Notes, Series B, 7.875%, Due 4/01/13	100,000	112,071
Citigroup, Inc. Notes, 5.50%, Due 8/09/06	575,000	600,966
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	200,000	213,174
Comcast Corporation Senior Notes, 5.85%, Due 1/15/10	250,000	261,174
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	1,000,000	1,019,959
Countrywide Home Loans, Inc. Notes, Series L, 4.00%, Due 3/22/11	520,000	485,704
Cox Communications, Inc. Notes, 4.625%, Due 6/01/13	285,000	263,543
Credit Suisse First Boston USA, Inc. Notes:
4.625%, Due 1/15/08	200,000	203,890
6.50%, Due 1/15/12	250,000	269,049
DaimlerChrysler North America Holding Corporation Guaranteed Notes, 4.05%, Due 6/04/08	100,000	98,140
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 1/18/11	200,000	223,810
EOP Operating LP Notes, 6.75%, Due 2/15/12	350,000	376,366
European Investment Bank Yankee Notes:
3.00%, Due 6/16/08 (h)	290,000	283,461
4.625%, Due 3/01/07	500,000	516,869
FedEx Corporation Notes, 2.65%, Due 4/01/07 (d)	245,000	238,073
FirstEnergy Corporation Notes, 6.45%, Due 11/15/11	150,000	155,741
Florida Power & Light Company First Mortgage Notes, 6.875%, Due 12/01/05	110,000	116,356
Ford Motor Credit Company Notes:
6.50%, Due 1/25/07	250,000	262,836
7.00%, Due 10/01/13 (h)	300,000	303,351
7.60%, Due 8/01/05	160,000	167,541
France Telecom SA Yankee Notes, 9.00%, Due 3/01/11	350,000	406,114
General Electric Capital Corporation Notes:
2.75%, Due 9/25/06	530,000	524,977
6.50%, Due 12/10/07	250,000	271,947
General Motors Acceptance Corporation Notes, 6.875%, Due 9/15/11	370,000	379,895
Goldman Sachs Group, Inc. Senior Notes, 5.15%, Due 1/15/14 (h)	275,000	264,576
Goodrich Corporation Senior Notes, 7.625%, Due 12/15/12	100,000	112,717
Harrah’s Operating Company, Inc. Senior Notes, 5.50%, Due 7/01/10 (d)	220,000	221,381
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	400,000	422,238
Household Finance Corporation Senior Notes, 5.875%, Due 2/01/09	580,000	612,872
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (d)	200,000	194,305
Intelsat, Ltd. Senior Notes, 5.25%, Due 11/01/08	240,000	229,399
J.P. Morgan Chase & Company Subordinated Notes, 6.625%, Due 3/15/12	300,000	324,884
Kraft Foods, Inc. Notes, 5.25%, Due 10/01/13	605,000	590,475
Kroger Company Notes, 6.75%, Due 4/15/12	100,000	108,498
Liberty Media Corporation Senior Notes, 5.70%, Due 5/15/13	300,000	296,044
M&T Bank Corporation, Floating Rate Subordinated Notes, 3.85%, Due 4/01/13	250,000	245,432
Merrill Lynch & Company, Inc. Medium-Term Notes, Tranche #312, 4.00%, Due 11/15/07	200,000	200,675
MidAmerican Energy Holdings Company Senior Notes, 7.23%, Due 9/15/05	345,000	362,624
Morgan Stanley Notes:
5.30%, Due 3/01/13	200,000	197,146
5.80%, Due 4/01/07	500,000	529,052
National Rural Utilities Cooperative Finance Corporation Notes, 6.50%, Due 3/01/07 (h)	300,000	322,019
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	305,000	323,649
Norfolk Southern Corporation Senior Notes, 6.00%, Due 4/30/08	250,000	264,995
Normandy Finance, Ltd. Yankee Notes, 7.625%, Due 7/15/08 (d)	200,000	221,205
PNC Funding Corporation Subordinated Notes, 6.125%, Due 2/15/09	450,000	480,393
Principal Life Global Funding I Medium-Term Notes, Tranche #23, 3.625%, Due 4/30/08 (d)	250,000	249,083
Province of Quebec Notes, 5.00%, Due 7/17/09	335,000	344,678
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	175,000	206,893
Republic of Italy Yankee Notes, 3.625%, Due 9/14/07	300,000	299,818
Republic of South Africa Yankee Notes, 6.50%, Due 6/02/14	180,000	182,250
Rogers Cable, Inc. Senior Secured Second Priority Yankee Notes, 6.25%, Due 6/15/13	145,000	137,231
Safeway, Inc. Notes, 4.80%, Due 7/16/07	200,000	204,579
Salomon Smith Barney Holdings, Inc. Senior Notes, 5.875%, Due 3/15/06	510,000	535,059
Shaw Communications, Inc. Senior Yankee Notes, 7.20%, Due 12/15/11	315,000	327,586
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	150,000	171,943

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Sprint Capital Corporation Notes, 8.375%, Due 3/15/12	$250,000	$287,749
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	200,000	206,652
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	250,000	301,524
Travelers Property and Casualty Corporation Senior Notes, 5.00%, Due 3/15/13	150,000	145,545
Tyco International Group SA Yankee Notes, 6.00%, Due 11/15/13	120,000	123,582
UFJ Finance Aruba AEC Yankee Notes, 6.75%, Due 7/15/13	200,000	207,162
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	305,000	321,081
United Mexican States Yankee Notes, 7.50%, Due 1/14/12	200,000	216,000
Valero Energy Corporation Notes, 6.875%, Due 4/15/12	215,000	234,140
Verizon Global Funding Corporation Notes, 4.375%, Due 6/01/13	300,000	275,842
Wal-Mart Stores, Inc. Notes, 4.125%, Due 2/15/11	260,000	251,301
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	200,000	216,355
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	415,000	433,342
XTO Energy, Inc. Senior Notes, 6.25%, Due 4/15/13	165,000	171,932

Total Corporate Bonds (Cost $ 22,619,833)		21,819,856

Municipal Bonds 0.6%
California GO, 6.30%, Due 10/01/07	400,000	443,000
Racine, Wisconsin Solid Waste Disposal Revenue Refunding - Republic Services Project, 3.25%, Due 12/01/37 (Mandatory Put at $100 on 4/01/09)	500,000	482,500

Total Municipal Bonds (Cost $ 931,046)		925,500

Non-Agency Mortgage & Asset-Backed Securities 2.4%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3, 5.35%, Due 6/25/32	76,634	77,527
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	558,160	584,908
Community Program Loan Trust Bonds, Series 1987, Class A-4, 4.50%, Due 10/01/18	1,088,955	1,087,891
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, 4.23%, Due 10/25/43	557,209	568,577
JP Morgan Chase Commercial Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-C2, Class A2, 5.26%, Due 5/15/41	475,000	476,938
Residential Asset Securities Corporation Variable Rate Home Equity Mortgage Asset-Backed Pass-Thru Certificates, Series 2004-KS1, Class AI1, 1.45%, Due 9/25/20	665,795	665,915
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	314,261	316,905

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $ 3,738,675)		3,778,661

United States Government & Agency Issues 16.1%
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, 4.30%, Due 7/25/43	527,050	535,862
FHLMC Adjustable Rate Participation Certificates, Pool #865469, 6.114%, Due 8/01/25	191,206	195,318
FHLMC Notes:
5.50%, Due 7/15/06 (c)	150,000	157,048
5.75%, Due 3/15/09 (c)	1,115,000	1,190,593
6.00%, Due 6/15/11 (h)	800,000	860,230
FHLMC Participation Certificates:
8.00%, Due 3/01/16	391,261	418,160
10.25%, Due 3/01/15	24,153	26,804
10.50%, Due 1/01/16	3,912	4,438
FNMA Guaranteed Mortgage Adjustable Rate Pass-Thru Certificates, 6.96%, Due 1/01/07	2,055,654	2,190,563
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31	726,647	814,526
FNMA Guaranteed Real Estate Mortgage Investment Conduit Variable Rate Pass - Thru Certificates, Series G92-61, Class FJ, 2.902%, Due 10/25/22	78,974	79,638
FNMA Notes:
2.875%, Due 5/19/08 (h)	575,000	554,054
3.25%, Due 8/15/08 (h)	925,000	901,108
4.375%, Due 10/15/06 (c) (h)	200,000	205,180
4.625%, Due 10/15/13	955,000	921,295
5.25%, Due 6/15/06 (h)	1,500,000	1,564,142
5.50%, Due 2/15/06 (h)	2,560,000	2,671,875
5.75%, Due 2/15/08	1,000,000	1,066,462
6.00%, Due 5/15/08	1,350,000	1,455,326
FNMA TBA, 5.50%, Due 7/15/34	1,200,000	1,194,374
GNMA Guaranteed Pass-Thru Certificates, 7.50%, Due 12/15/07	193,438	201,048
United States Treasury Bonds, 11.25%, Due 2/15/15 (h)	145,000	223,742
United States Treasury Notes:
2.25%, Due 2/15/07 (h)	250,000	245,205
2.625%, Due 3/15/09 (h)	980,000	932,761
3.00%, Due 2/15/09 (h)	170,000	164,780
3.125%, Due 4/15/09 (h)	555,000	539,413
3.875%, Due 5/15/09 (h)	350,000	351,285
4.25%, Due 11/15/13 (h)	1,055,000	1,027,183
4.75%, Due 5/15/14 (h)	1,389,000	1,403,922
5.75%, Due 11/15/05	1,025,000	1,072,046
5.75%, Due 8/15/10 (h)	100,000	109,063
6.50%, Due 2/15/10 (h)	90,000	101,440
10.375%, Due 11/15/12 (h)	1,985,000	2,424,493

Total United States Government & Agency Issues (Cost $ 25,988,239)		25,803,377

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a)13.8%
Collateral Received for Securities Lending 11.4%
Navigator Prime Portfolio	18,181,603	$18,181,603
Corporate Bonds 0.9%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	$300,000	307,409
KN Energy, Inc. Senior Notes, 6.65%, Due 3/01/05	250,000	256,989
Kroger Company Guaranteed Notes, 7.375%, Due 3/01/05	205,000	211,507
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	205,000	207,775
Pioneer National Resources Company Senior Notes, 8.875%, Due 4/15/05	200,000	209,236
Tyson Foods, Inc. Notes, 6.625%, Due 10/01/04	210,000	211,779

		1,404,695
Repurchase Agreements (e) 0.6%
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $984,821); Collateralized by: United States Government & Agency Issues	984,800	984,800
United States Government & Agency Issues 0.9%
United States Treasury Bills, Due 8/26/04 (c)	100,000	99,837
United States Treasury Notes, 1.25%, Due 5/31/05	1,300,000	1,291,368

		1,391,205

Total Short-Term Investments (Cost $21,962,716)		21,962,303

Total Investments in Securities (Cost $167,886,683) 111.8%		178,642,659
Other Assets and Liabilities, Net (11.8%)		(18,784,322)

Net Assets 100.0%		$159,858,337

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
18 Five-Year U.S. Treasury Notes	9/04	($1,956,375)	($10,717)
3 Ten-Year U.S. Treasury Notes	9/04	(327,984)	(3,716)

STRONG LARGE CAP CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.1%
Apparel - Shoes & Related Manufacturing 2.2%
NIKE, Inc. Class B	1,100	$83,325
Auto Manufacturer 2.1%
Toyota Motor Corporation Sponsored ADR	1,000	81,620
Banks - Money Center 9.4%
Bank of America Corporation	1,400	118,468
Citigroup, Inc.	3,200	$148,800
J.P. Morgan Chase & Company	2,500	96,925

		364,193
Building - Resident/Commercial 9.7%
D.R. Horton, Inc.	2,850	80,940
Lennar Corporation Class A	1,800	80,496
Pulte Homes, Inc.	2,600	135,278
Standard Pacific Corporation	1,600	78,880

		375,594
Computer - Local Networks 2.8%
Cisco Systems, Inc. (b)	4,600	109,020
Computer Software - Desktop 3.0%
Microsoft Corporation	4,100	117,096
Cosmetics - Personal Care 5.5%
Avon Products, Inc.	1,700	78,438
LIFE TIME FITNESS, Inc. (b)	100	2,100
The Procter & Gamble Company	2,400	130,656

		211,194
Diversified Operations 10.0%
General Electric Company	3,200	103,680
3M Co.	1,600	144,016
Tyco International, Ltd.	4,200	139,188

		386,884
Electronics - Semiconductor Manufacturing 3.8%
Analog Devices, Inc.	1,500	70,620
National Semiconductor Corporation (b)	3,400	74,766

		145,386
Finance - Consumer/Commercial Loans 2.8%
Capital One Financial Corporation	1,600	109,408
Finance - Investment Brokers 5.1%
The Goldman Sachs Group, Inc.	1,000	94,160
Merrill Lynch & Company, Inc.	1,900	102,562

		196,722
Finance - Mortgage & Related Services 2.0%
Countrywide Financial Corporation	1,100	77,275
Internet - E*Commerce 2.9%
eBay, Inc. (b)	1,200	110,340
Internet - Internet Content 3.9%
Yahoo! Inc. (b)	4,200	152,586
Medical - Ethical Drugs 6.1%
Merck & Company, Inc.	2,400	114,000
Pfizer, Inc.	3,500	119,980

		233,980
Medical/Dental - Supplies 2.1%
Becton, Dickinson & Company	1,600	82,880
Metal Ores - Miscellaneous 2.0%
Phelps Dodge Corporation (b)	1,000	77,510
Oil & Gas - International Integrated 10.2%
Amerada Hess Corporation	1,600	126,704
ConocoPhillips	2,000	152,580
Exxon Mobil Corporation	2,600	115,466

		394,750
Oil & Gas - Refining/Marketing 2.7%
Valero Energy Corporation	1,400	103,264

STRONG LARGE CAP CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Drug Stores 2.2%
Walgreen Company	2,300	$83,283
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	100	1,643
Retail/Wholesale - Building Products 2.3%
Lowe’s Companies, Inc.	1,700	89,335
Telecommunications - Wireless Equipment 2.3%
QUALCOMM, Inc.	1,200	87,576

Total Common Stocks (Cost $3,102,281)		3,674,864

Short-Term Investments (a) 4.8%
Repurchase Agreements (e)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $185,404); Collateralized by: United States Government & Agency Issues	$185,400	185,400

Total Short-Term Investments (Cost $185,400)		185,400

Total Investments in Securities (Cost $3,287,681) 99.9%		3,860,264
Other Assets and Liabilities, Net 0.1%		2,230

Net Assets 100.0%		$3,862,494

STRONG GROWTH & INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.8%
Aerospace - Defense 2.2%
The Boeing Company	66,600	$3,402,594
General Dynamics Corporation	56,100	5,570,730
Northrop Grumman Corporation	90,800	4,875,960

		13,849,284
Aerospace - Defense Equipment 0.5%
Goodrich Corporation	93,100	3,009,923
Banks - Money Center 6.2%
Bank of America Corporation	158,600	13,420,732
The Bank of New York Company, Inc.	126,100	3,717,428
Citigroup, Inc.	325,600	15,140,400
J.P. Morgan Chase & Company	178,300	6,912,691

		39,191,251
Banks - Super Regional 3.1%
Bank One Corporation	68,200	3,478,200
Mellon Financial Corporation	64,300	1,885,919
U.S. Bancorp	187,600	5,170,256
Wells Fargo & Company	153,100	8,761,913

		19,296,288
Beverages - Alcoholic 0.8%
Anheuser-Busch Companies, Inc.	90,300	4,876,200
Chemicals - Basic 0.4%
The Dow Chemical Company	66,100	2,690,270
Commercial Services - Miscellaneous 1.3%
Automatic Data Processing, Inc.	97,900	4,100,052
Paychex, Inc.	121,700	4,123,196

		8,223,248
Commercial Services - Staffing 0.8%
Manpower, Inc.	99,600	5,056,692
Computer - Data Storage 0.3%
EMC Corporation (b)	169,000	1,926,600
Computer - IT Services 1.5%
Accenture, Ltd. Class A (b)	99,400	2,731,512
International Business Machines Corporation	75,000	6,611,250

		9,342,762
Computer - Local Networks 2.2%
Cisco Systems, Inc. (b)	572,000	13,556,400
Computer - Manufacturers 0.9%
Dell, Inc. (b)	155,800	5,580,756
Computer - Peripheral Equipment 1.0%
Lexmark International, Inc. Class A (b)	63,400	6,120,002
Computer - Software Design 0.5%
Autodesk, Inc.	80,600	3,450,486
Computer Software - Desktop 3.2%
Microsoft Corporation	712,900	20,360,424
Computer Software - Enterprise 1.5%
Mercury Interactive Corporation (b)	67,200	3,348,576
SAP AG Sponsored ADR	152,300	6,367,663

		9,716,239
Computer Software - Security 0.3%
Symantec Corporation (b)	46,900	2,053,282
Cosmetics - Personal Care 4.0%
Avon Products, Inc.	144,000	6,644,160
The Gillette Company	139,300	5,906,320
LIFE TIME FITNESS, Inc. (b)	1,200	25,200
The Procter & Gamble Company	228,800	12,455,872

		25,031,552
Diversified Operations 8.6%
E.I. Du Pont de Nemours & Company	55,100	2,447,542
General Electric Company	749,500	24,283,800
Honeywell International, Inc.	140,300	5,139,189
3M Co.	74,300	6,687,743
Tyco International, Ltd.	390,600	12,944,484
United Technologies Corporation	29,400	2,689,512

		54,192,270
Electronics - Contract Manufacturing 0.6%
Flextronics International, Ltd. (b)	223,000	3,556,850
Electronics - Scientific Measuring 1.6%
Danaher Corporation	126,700	6,569,395
PerkinElmer, Inc.	163,900	3,284,556

		9,853,951
Electronics - Semiconductor Manufacturing 3.7%
Analog Devices, Inc.	50,900	2,396,372
Broadcom Corporation Class A (b)	150,000	7,015,500
Intel Corporation	431,900	11,920,440
National Semiconductor Corporation (b)	103,600	2,278,164

		23,610,476

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG GROWTH & INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Finance - Consumer/Commercial Loans 0.3%
MBNA Corporation	85,400	$2,202,466
Finance - Investment Brokers 2.0%
The Goldman Sachs Group, Inc.	48,467	4,563,653
Merrill Lynch & Company, Inc.	78,400	4,232,032
Morgan Stanley	71,000	3,746,670

		12,542,355
Finance - Investment Management 0.5%
Franklin Resources, Inc.	60,700	3,039,856
Finance - Mortgage & Related Services 1.0%
FNMA	86,000	6,136,960
Finance - Savings & Loan 0.5%
Golden West Financial Corporation	27,900	2,967,165
Financial Services - Miscellaneous 1.5%
American Express Company	111,000	5,703,180
First Data Corporation	80,000	3,561,600

		9,264,780
Food - Miscellaneous Preparation 2.6%
H.J. Heinz Company	105,700	4,143,440
Kellogg Company	84,700	3,544,695
PepsiCo, Inc.	163,800	8,825,544

		16,513,679
Insurance - Diversified 2.7%
American International Group, Inc.	172,800	12,317,184
Prudential Financial, Inc.	103,900	4,828,233

		17,145,417
Insurance - Property/Casualty/Title 2.5%
The Allstate Corporation	122,300	5,693,065
Hartford Financial Services Group, Inc.	72,000	4,949,280
MGIC Investment Corporation	42,200	3,201,292
The PMI Group, Inc.	50,500	2,197,760

		16,041,397
Internet - E*Commerce 1.1%
eBay, Inc. (b)	74,800	6,877,860
Internet - Internet Content 1.3%
Yahoo! Inc. (b)	222,600	8,087,058
Leisure - Gaming/Equipment 1.0%
Station Casinos, Inc.	126,100	6,103,240
Leisure - Hotels & Motels 1.6%
Marriott International, Inc. Class A	94,000	4,688,720
Starwood Hotels & Resorts Worldwide, Inc.	116,900	5,242,965

		9,931,685
Machinery - General Industrial 0.5%
Ingersoll-Rand Company Class A	48,800	3,333,528
Media - Books 0.4%
McGraw-Hill, Inc.	32,700	2,503,839
Media - Radio/TV 1.4%
The E.W. Scripps Company Class A	39,100	4,105,500
The Walt Disney Company	192,200	4,899,178

		9,004,678
Medical - Biomedical/Biotechnology 0.8%
Biogen Idec, Inc. (b)	80,300	5,078,975
Medical - Drug/Diversified 1.5%
Johnson & Johnson	171,500	9,552,550
Medical - Ethical Drugs 4.7%
Elan Corporation PLC Sponsored ADR (b)	128,100	3,169,194
Eli Lilly & Company	41,600	2,908,256
Merck & Company, Inc.	135,400	6,431,500
Pfizer, Inc.	499,600	17,126,288

		29,635,238
Medical - Genetics 0.6%
Genentech, Inc. (b)	67,400	3,787,880
Medical - Health Maintenance Organizations 1.0%
UnitedHealth Group, Inc.	99,800	6,212,550
Medical - Products 2.5%
Biomet, Inc.	69,270	3,078,359
Boston Scientific Corporation (b)	124,100	5,311,480
St. Jude Medical, Inc. (b)	32,900	2,488,885
Zimmer Holdings, Inc. (b)	54,400	4,798,080

		15,676,804
Medical - Wholesale Drugs/Sundries 0.5%
Cardinal Health, Inc.	45,700	3,201,285
Medical/Dental - Services 0.8%
Quest Diagnostics, Inc.	58,000	4,927,100
Medical/Dental - Supplies 0.5%
Becton, Dickinson & Company	56,300	2,916,340
Oil & Gas - Field Services 1.2%
Schlumberger, Ltd.	115,500	7,335,405
Oil & Gas - International Integrated 5.7%
ChevronTexaco Corporation	82,000	7,717,020
ConocoPhillips	80,100	6,110,829
Exxon Mobil Corporation	495,200	21,991,832

		35,819,681
Oil & Gas - Machinery/Equipment 0.6%
Baker Hughes, Inc.	104,200	3,923,130
Oil & Gas - United States Exploration & Production 0.5%
Anadarko Petroleum Corporation	58,600	3,433,960
Paper & Paper Products 0.9%
Temple-Inland, Inc.	83,600	5,789,300
Retail - Clothing/Shoe 0.5%
The Gap, Inc.	131,700	3,193,725
Retail - Department Stores 0.4%
Kohl’s Corporation (b)	60,800	2,570,624
Retail - Drug Stores 0.6%
CVS Corporation	90,900	3,819,618
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	1,200	19,716

STRONG GROWTH & INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Major Discount Chains 3.1%
Target Corporation	183,300	$7,784,751
Wal-Mart Stores, Inc.	220,300	11,623,028

		19,407,779
Retail/Wholesale - Building Products 1.4%
The Home Depot, Inc.	242,900	8,550,080
Retail/Wholesale - Office Supplies 0.6%
Staples, Inc.	135,600	3,974,436
Soap & Cleaning Preparations 0.3%
Clorox Company	36,500	1,962,970
Telecom - Fiber Optics 0.5%
Corning, Inc. (b)	260,100	3,396,906
Telecom - Wireless Equipment 1.0%
QUALCOMM, Inc.	88,870	6,485,732
Telecommunications - Equipment 0.4%
Avaya, Inc. (b)	40,100	633,179
Lucent Technologies, Inc. (b)	423,000	1,598,940

		2,232,119
Telecommunications - Services 1.6%
SBC Communications, Inc.	195,500	4,740,875
Verizon Communications, Inc.	142,300	5,149,837

		9,890,712
Transportation - Air Freight 0.3%
FedEx Corporation	23,200	1,895,208
Utility - Electric Power 1.2%
Exelon Corporation	219,200	7,297,168

Total Common Stocks (Cost $495,474,869)		628,228,160

Short-Term Investments (a) 0.2%
Collateral Received for Securities Lending 0.0%
Navigator Prime Portfolio	21,225	21,225
Repurchase Agreements (e)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,368,929); Collateralized by: United States Government & Agency Issues	1,368,900	1,368,900

Total Short-Term Investments (Cost $1,390,125)		1,390,125

Total Investments in Securities (Cost $496,864,994) 100.0%		629,618,285
Other Assets and Liabilities, Net 0.0%		22,979

Net Assets 100.0%		$629,641,264

STRONG OPPORTUNITY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.7%
Auto/Truck - Original Equipment 1.4%
Eaton Corporation	565,000	$36,578,100
Banks - Super Regional 3.4%
Comerica, Inc.	555,000	30,458,400
Mellon Financial Corporation	1,040,000	30,503,200
SouthTrust Corporation	770,000	29,883,700

		90,845,300
Building - Air Conditioning & Heating Products 1.5%
American Standard Companies, Inc. (b)	992,700	40,015,737
Building - Construction Products/Miscellaneous 2.7%
Masco Corporation	1,245,000	38,819,100
Mohawk Industries, Inc. (b)	460,000	33,731,800

		72,550,900
Building Products - Wood 1.2%
Weyerhaeuser Company	495,000	31,244,400
Chemicals - Specialty 1.9%
Praxair, Inc.	1,300,000	51,883,000
Commercial Services - Advertising 1.1%
The Interpublic Group of Companies, Inc. (b) (h)	2,225,000	30,549,250
Computer - Data Storage 1.4%
Network Appliance, Inc. (b)	1,695,000	36,493,350
Computer - IT Services 2.7%
Accenture, Ltd. Class A (b)	1,150,000	31,602,000
Computer Sciences Corporation (b)	840,000	39,001,200

		70,603,200
Computer - Manufacturers 1.1%
Sun Microsystems, Inc. (b)	6,635,000	28,795,900
Computer - Software Design 2.4%
Cadence Design Systems, Inc. (b)	2,250,000	32,917,500
Synopsys, Inc. (b)	1,130,000	32,125,900

		65,043,400
Computer Software - Financial 1.5%
DST Systems, Inc. (b) (h)	825,000	39,674,250
Computer Software - Security 1.8%
VeriSign, Inc. (b) (h)	2,425,000	48,257,500
Cosmetics - Personal Care 0.6%
LIFE TIME FITNESS, Inc. (b)	4,800	100,800
Weight Watchers International, Inc. (b)	371,300	14,532,682

		14,633,482
Electronics - Contract Manufacturing 2.4%
Flextronics International, Ltd. (b)	2,150,000	34,292,500
Sanmina-SCI Corporation (b)	3,330,000	30,303,000

		64,595,500
Electronics - Miscellaneous Components 1.7%
Molex, Inc. Class A	1,615,000	44,057,200

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG OPPORTUNITY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Parts Distributors 1.7%
W.W. Grainger, Inc.	800,000	$46,000,000
Electronics - Scientific Measuring 2.0%
Waters Corporation (b)	1,100,000	52,558,000
Electronics - Semiconductor Manufacturing 1.2%
SanDisk Corporation (b) (h)	1,454,700	31,552,443
Finance - Consumer/Commercial Loans 1.1%
CIT Group, Inc.	795,000	30,440,550
Finance - Index Tracking Fund 1.3%
iShares Trust S&P SmallCap 600 Index Fund (h)	230,000	33,856,000
Food - Dairy Products 1.4%
Dean Foods Company (b)	1,020,000	38,056,200
Household - Appliances 1.3%
Whirlpool Corporation (h)	505,000	34,643,000
Insurance - Diversified 0.7%
Genworth Financial, Inc. Class A (b) (h)	870,000	19,966,500
Insurance - Property/Casualty/Title 3.4%
ACE, Ltd.	800,000	33,824,000
MGIC Investment Corporation (h)	255,000	19,344,300
XL Capital, Ltd. Class A	500,000	37,730,000

		90,898,300
Internet - E*Commerce 1.2%
InterActiveCorp (b)	1,030,000	31,044,200
Internet - Internet Content 1.2%
CNET Networks, Inc. (b) (h)	2,800,000	30,996,000
Machinery - General Industrial 1.3%
Dover Corporation	840,000	35,364,000
Media - Cable TV 4.3%
Comcast Corporation Class A (Non-Voting) (b)	1,575,000	43,485,750
Cox Communications, Inc. Class A (b)	1,240,000	34,459,600
The DIRECTV Group, Inc. (b)	2,100,000	35,910,000
Telewest Communications PLC (GBP) (b) (i)	39,540,000	636,633

		114,491,983
Media - Diversified 1.3%
Time Warner, Inc. (b)	1,950,000	34,281,000
Media - Newspapers 1.5%
Tribune Company	875,000	39,847,500
Media - Radio/TV 3.2%
The E.W. Scripps Company Class A (h)	485,000	50,925,000
Liberty Media Corporation Class A (b)	3,415,000	30,700,850
Liberty Media International, Inc. Class A (b) (h)	130,000	4,823,000

		86,448,850
Medical - Biomedical/Biotechnology 3.4%
Biogen Idec, Inc. (b)	575,000	36,368,750
Genzyme Corporation (b) (h)	810,000	38,337,300
Protein Design Labs, Inc. (b)	865,000	16,547,450

		91,253,500
Medical/Dental - Supplies 1.2%
Apogent Technologies, Inc. (b)	1,005,000	32,160,000
Metal Ores - Gold/Silver 1.4%
Barrick Gold Corporation (h)	1,877,400	37,078,650
Metal Ores - Miscellaneous 0.6%
The RTZ Corporation PLC (GBP) (i)	615,000	14,903,342
Metal Products - Fasteners 1.3%
Illinois Tool Works, Inc.	350,000	33,561,500
Mining - Gems 0.6%
BHP Billiton PLC (GBP) (i)	1,755,000	15,369,249
Office - Equipment & Automation 1.0%
Canon, Inc. (JPY) (i)	485,000	25,916,592
Oil & Gas - Drilling 3.0%
ENSCO International, Inc. (h)	1,350,000	39,285,000
GlobalSantaFe Corporation	1,580,000	41,870,000

		81,155,000
Oil & Gas - International Integrated 1.7%
ConocoPhillips	585,000	44,629,650
Oil & Gas - Machinery/Equipment 2.1%
Weatherford International, Ltd. (b) (h)	1,230,000	55,325,400
Oil & Gas - United States Exploration & Production 3.5%
Apache Corporation (h)	1,130,000	49,211,500
Devon Energy Corporation	665,000	43,890,000

		93,101,500
Pollution Control - Services 1.5%
Waste Management, Inc.	1,280,000	39,232,000
Retail - Clothing/Shoes 4.2%
Abercrombie & Fitch Company Class A	955,000	37,006,250
Nordstrom, Inc.	885,000	37,709,850
The TJX Companies, Inc.	1,515,000	36,572,100

		111,288,200
Retail - Discount & Variety 1.4%
Dollar Tree Stores, Inc. (b)	1,385,000	37,990,550
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	4,900	80,507
Retail - Major Discount Chains 1.4%
Target Corporation	905,000	38,435,350
Retail - Restaurants 1.4%
Brinker International, Inc. (b)	1,085,000	37,020,200
Retail - Super/Mini Markets 1.4%
Safeway, Inc. (b) (h)	1,440,000	36,489,600
Retail/Wholesale - Building Products 1.2%
Lowe’s Companies, Inc.	615,000	32,318,250
Retail/Wholesale - Office Supplies 1.4%
Staples, Inc.	1,235,000	36,197,850
Telecommunications - Services 1.6%
Sprint Corporation (h)	2,450,000	43,120,000

STRONG OPPORTUNITY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Telecommunications - Wireless Services 1.4%
United States Cellular Corporation (b)	973,900	$37,543,845
Transportation - Airline 1.0%
Northwest Airlines Corporation Class A (b) (h)	2,350,000	26,132,000
Utility - Gas Distribution 1.1%
NiSource, Inc. (h)	1,480,000	30,517,600

Total Common Stocks (Cost $ 1,910,110,832)		2,547,085,330

Short-Term Investments (a) 5.6%
Collateral Received for Securities Lending 3.1%
Navigator Prime Portfolio	81,411,672	81,411,672
Repurchase Agreements (e) 2.5%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $64,902,524); Collateralized by: United States Government & Agency Issues (e)	$64,900,000	64,900,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $3,876,281); Collateralized by: United States Government & Agency Issues (e)	3,876,200	3,876,200

Total Short-Term Investments (Cost $150,187,872)		150,187,872

Total Investments in Securities (Cost $2,060,298,704) 101.3%		2,697,273,202
Other Assets and Liabilities, Net (1.3%)		(34,329,253)

Net Assets 100.0%		$2,662,943,949

CURRENCY ABBREVIATIONS

GBP — British Pound

JPY  — Japanese Yen

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

(b)	Non-income producing security. In case of a debt security, generally denotes that the issuer has defaulted on the payment of principle or interest, the issuer has filed for bankruptcy, or the fund has halted accruing income.

(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.

(d)	Restricted security.

(e)	See Note 2(J) of Notes to Financial Statements.

(f)	All or a portion of security is when-issued.

(g)	Illiquid security.

(h)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.

(i)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	(In Thousands, Except Per Share Amounts)
	Strong Balanced Fund	Strong Large Cap Core Fund
Assets:
Investments in Securities, at Value (Cost of $167,887, and $3,288, respectively)	$178,643	$3,860
Receivable for Securities Sold	1,086	—
Receivable for Fund Shares Sold	3	—
Dividends and Interest Receivable	692	1
Other Assets	38	13

Total Assets	180,462	3,874
Liabilities:
Payable for Securities Purchased	2,260	3
Payable for Fund Shares Redeemed	76	1
Variation Margin Payable	16	—
Payable Upon Return of Securities on Loan	18,182	—
Accrued Operating Expenses and Other Liabilities	70	8

Total Liabilities	20,604	12

Net Assets	$159,858	$3,862

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$170,696	$4,294
Undistributed Net Investment Income (Loss)	19	(12)
Undistributed Net Realized Gain (Loss)	(21,598)	(993)
Net Unrealized Appreciation (Depreciation)	10,741	573

Net Assets	$159,858	$3,862

Capital Shares Outstanding (Unlimited Number Authorized)	8,503	376
Net Asset Value Per Share	$18.80	$10.27

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)
Strong Growth and Income Fund
Assets:
Investments in Securities, at Value (Cost of $496,865)	$629,618
Receivable for Securities Sold	6,391
Receivable for Fund Shares Sold	3
Dividends and Interest Receivable	474
Other Assets	98

Total Assets	636,584
Liabilities:
Payable for Securities Purchased	6,453
Payable for Fund Shares Redeemed	197
Payable Upon Return of Securities on Loan	21
Accrued Operating Expenses and Other Liabilities	272

Total Liabilities	6,943

Net Assets	$629,641

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$692,987
Undistributed Net Investment Income (Loss)	92
Undistributed Net Realized Gain (Loss)	(196,191)
Net Unrealized Appreciation (Depreciation)	132,753

Net Assets	$629,641

Investor Class ($ and shares in full)
Net Assets	$520,835,732
Capital Shares Outstanding (Unlimited Number Authorized)	25,852,893
Net Asset Value Per Share	$20.15

Institutional Class ($ and shares in full)
Net Assets	$70,125,086
Capital Shares Outstanding (Unlimited Number Authorized)	3,469,682
Net Asset Value Per Share	$20.21

Advisor Class ($ and shares in full)
Net Assets	$6,626,538
Capital Shares Outstanding (Unlimited Number Authorized)	330,786
Net Asset Value Per Share	$20.03

Class K ($ and shares in full)
Net Assets	$32,053,908
Capital Shares Outstanding (Unlimited Number Authorized)	1,603,358
Net Asset Value Per Share	$19.99

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)
Strong Opportunity Fund
Assets:
Investments in Securities, at Value (Cost of $2,060,299)	$2,697,273
Receivable for Securities Sold	48,912
Receivable for Fund Shares Sold	1,142
Dividends and Interest Receivable	841
Other Assets	491

Total Assets	2,748,659
Liabilities:
Payable for Securities Purchased	2,636
Payable for Fund Shares Redeemed	778
Payable Upon Return of Securities on Loan	81,412
Accrued Operating Expenses and Other Liabilities	889

Total Liabilities	85,715

Net Assets	$2,662,944

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$2,257,022
Undistributed Net Investment Income (Loss)	(7,787)
Undistributed Net Realized Gain (Loss)	(223,265)
Net Unrealized Appreciation (Depreciation)	636,974

Net Assets	$2,662,944

Investor Class ($ and shares in full)
Net Assets	$2,524,195,303
Capital Shares Outstanding (Unlimited Number Authorized)	59,175,756
Net Asset Value Per Share	$42.66

Advisor Class ($ and shares in full)
Net Assets	$137,185,574
Capital Shares Outstanding (Unlimited Number Authorized)	3,261,233
Net Asset Value Per Share	$42.07

Class K ($ and shares in full)
Net Assets	$1,563,072
Capital Shares Outstanding (Unlimited Number Authorized)	36,489
Net Asset Value Per Share	$42.84

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)
	Strong Balanced Fund	Strong Large Cap Core Fund
Income:
Dividends (net of foreign withholding taxes of $4 and $0, respectively)	$838	$22
Interest	1,185	1

Total Income	2,023	23
Expenses:
Investment Advisory Fees	495	14
Administrative Fees	268	6
Custodian Fees	13	1
Shareholder Servicing Costs	279	14
Reports to Shareholders	49	7
Professional Fees	24	6
Federal and State Registration Fees	15	8
Other	19	1

Total Expenses before Expense Offsets	1,162	57
Expense Offsets (Note 4)	(25)	(22)

Expenses, Net	1,137	35

Net Investment Income (Loss)	886	(12)
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	11,840	371
Futures Contracts	8	—

Net Realized Gain (Loss):	11,848	371
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(9,766)	(253)
Futures Contracts	(18)	—

Net Change in Unrealized Appreciation/Depreciation	(9,784)	(253)

Net Gain (Loss) on Investments	2,064	118

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,950	$106

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)
Strong Growth and Income Fund
Income:
Dividends (net of foreign withholding taxes of $11)	$4,797
Interest	22

Total Income	4,819
Expenses (Note 4):
Investment Advisory Fees	1,866
Administrative Fees	903
Custodian Fees	25
Shareholder Servicing Costs	1,263
12b-1 Fees	9
Reports to Shareholders	247
Other	155

Total Expenses before Expense Offsets	4,468
Expense Offsets	(102)

Expenses, Net	4,366

Net Investment Income (Loss)	453
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	61,407
Net Change in Unrealized Appreciation/Depreciation on Investments	(46,588)

Net Gain (Loss) on Investments	14,819

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,272

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)
Strong Opportunity Fund
Income:
Dividends (net of foreign withholding taxes of $31)	$10,287
Interest	612

Total Income	10,899
Expenses (Note 4):
Investment Advisory Fees	10,120
Administrative Fees	4,048
Custodian Fees	80
Shareholder Servicing Costs	3,646
12b-1 Fees	171
Other	1,036

Total Expenses before Expense Offsets	19,101
Expense Offsets	(415)

Expenses, Net	18,686

Net Investment Income (Loss)	(7,787)
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	236,098
Foreign Currencies	4

Net Realized Gain (Loss)	236,102
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(12,110)
Foreign Currencies	(1)

Net Change in Unrealized Appreciation/Depreciation	(12,111)

Net Gain (Loss) on Investments	223,991

Net Increase (Decrease) in Net Assets Resulting from Operations	$216,204

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)
	Strong Balanced Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$886	$2,364
Net Realized Gain (Loss)	11,848	17,341
Net Change in Unrealized Appreciation/Depreciation	(9,784)	15,228

Net Increase (Decrease) in Net Assets Resulting from Operations	2,950	34,933
Distributions From Net Investment Income	(867)	(2,605)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(51,180)	(41,388)

Total Increase (Decrease) in Net Assets	(49,097)	(9,060)
Net Assets:
Beginning of Period	208,955	218,015

End of Period	$159,858	$208,955

Undistributed Net Investment Income (Loss)	$19	$—

	Strong Large Cap Core Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(12)	$—
Net Realized Gain (Loss)	371	(336)
Net Change in Unrealized Appreciation/Depreciation	(253)	1,205

Net Increase (Decrease) in Net Assets Resulting from Operations	106	869
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(298)	(1,086)

Total Increase (Decrease) in Net Assets	(192)	(217)
Net Assets:
Beginning of Period	4,054	4,271

End of Period	$3,862	$4,054

Undistributed Net Investment Income (Loss)	$(12)	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)
	Strong Growth and Income Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$453	$2,534
Net Realized Gain (Loss)	61,407	18,558
Net Change in Unrealized Appreciation/Depreciation	(46,588)	142,318

Net Increase (Decrease) in Net Assets Resulting from Operations	15,272	163,410
Distributions:
From Net Investment Income:
Investor Class	(333)	(1,427)
Institutional Class	(239)	(858)
Advisor Class	(6)	(23)
Class K	(62)	(214)

Total Distributions	(640)	(2,522)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(139,979)	(84,622)

Total Increase (Decrease) in Net Assets	(125,347)	76,266
Net Assets:
Beginning of Period	754,988	678,722

End of Period	$629,641	$754,988

Undistributed Net Investment Income (Loss)	$92	$279

	Strong Opportunity Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(7,787)	$(12,170)
Net Realized Gain (Loss)	236,102	(1,598)
Net Change in Unrealized Appreciation/Depreciation	(12,111)	908,575

Net Increase (Decrease) in Net Assets Resulting from Operations	216,204	894,807
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(403,357)	(656,258)

Total Increase (Decrease) in Net Assets	(187,153)	238,549
Net Assets:
Beginning of Period	2,850,097	2,611,548

End of Period	$2,662,944	$2,850,097

Undistributed Net Investment Income (Loss)	$(7,787)	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG BALANCED FUND

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.62	$16.06	$18.84	$21.83	$24.77	$24.92	$21.14
Income From Investment Operations:
Net Investment Income (Loss)	0.10	0.19	0.40	0.58	0.12	0.82	0.71
Net Realized and Unrealized Gains (Losses) on Investments	0.18	2.58	(2.77)	(2.99)	(1.53)	0.61	3.75

Total from Investment Operations	0.28	2.77	(2.37)	(2.41)	(1.41)	1.43	4.46
Less Distributions:
From Net Investment Income	(0.10)	(0.21)	(0.41)	(0.58)	(0.20)	(0.83)	(0.68)
From Net Realized Gains	—	—	—	—	(1.33)	(0.75)	—

Total Distributions	(0.10)	(0.21)	(0.41)	(0.58)	(1.53)	(1.58)	(0.68)

Net Asset Value, End of Period	$18.80	$18.62	$16.06	$18.84	$21.83	$24.77	$24.92

Ratios and Supplemental Data
Total Return	+1.49%	+17.36%	–12.65%	–11.03%	–5.60%	+5.66%	+21.26%
Net Assets, End of Period (In Millions)	$160	$209	$218	$300	$347	$372	$344
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%*	1.3%	1.3%	1.2%	1.1%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.3%*	1.3%	1.3%	1.2%	1.1%*	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%*	1.1%	2.3%	2.9%	3.3%*	3.2%	3.0%
Portfolio Turnover Rate	80.2%	204.7%	225.5%	234.1%	45.1%	150.9%	64.7%

STRONG LARGE CAP CORE FUND

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.01		$8.05		$11.01	$12.40	$13.85	$11.25
Income From Investment Operations:
Net Investment Income (Loss)	(0.03)		—		(0.08)	(0.10)	(0.09)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	0.29		1.96		(2.88)	(1.29)	(1.19)	3.41

Total from Investment Operations	0.26		1.96		(2.96)	(1.39)	(1.28)	3.30
Less Distributions:
From Net Realized Gains	—		—		—	—	(0.17)	(0.70)

Total Distributions	—		—		—	—	(0.17)	(0.70)

Net Asset Value, End of Period	$10.27		$10.01		$8.05	$11.01	$12.40	$13.85

Ratios and Supplemental Data
Total Return	+2.60%		+24.35%		–26.88%	–11.21%	–9.19%	+29.36%
Net Assets, End of Period (In Millions)	$4		$4		$4	$6	$6	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	3.0	%*	3.0%		2.5%	2.7%	2.0%	2.0%
Ratio of Expenses to Average Net Assets	1.8	%*	1.7%		1.8%	2.0%	2.0%	2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6	)%*	(0.0	)%(d)	(0.9)%	(1.1)%	(0.8)%	(1.1)%
Portfolio Turnover Rate	98.4%		105.5%		269.3%	196.4%	154.9%	178.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from October to December.
(d)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — INVESTOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)		Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.68		$15.85	$20.28		$25.37	$28.34		$25.26	$18.73
Income From Investment Operations:
Net Investment Income (Loss)	0.00	(e)	0.04 (d)	0.02		(0.02)	(0.00	)(e)	(0.09)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	0.48		3.83	(4.45)		(5.07)	(2.65)		3.19	6.56

Total from Investment Operations	0.48		3.87	(4.43)		(5.09)	(2.65)		3.10	6.53
Less Distributions:
From Net Investment Income	(0.01)		(0.04)	(0.00	)(e)	—	—		—	(0.00	)(e)
From Net Realized Gains	—		—	—		—	(0.32)		(0.02)	—

Total Distributions	(0.01)		(0.04)	(0.00	)(e)	—	(0.32)		(0.02)	(0.00	)(e)

Net Asset Value, End of Period	$20.15		$19.68	$15.85		$20.28	$25.37		$28.34	$25.26

Ratios and Supplemental Data
Total Return	+2.45%		+24.44%	–21.83%		–20.06%	–9.33%		+12.29%	+34.88%
Net Assets, End of Period (In Millions)	$521		$633	$582		$886	$1,109		$1,228	$861
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.4%	1.4%		1.3%	1.1	%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.4	%*	1.4%	1.4%		1.3%	1.1	%*	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.0	%*	0.2%	0.1%		(0.1)%	(0.0	)%*(e)	(0.4)%	(0.1)%
Portfolio Turnover Rate(g)	72.3%		199.4%	187.8%		171.9%	23.3%		122.0%	52.3%

STRONG GROWTH AND INCOME FUND — INSTITUTIONAL CLASS

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)		Oct. 31, 2000(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.72	$15.92	$20.49	$25.46	$28.41		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.07	0.16 (d)	0.15	0.08	(0.00	)(e)	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.48	3.83	(4.49)	(5.05)	(2.63)		(0.75)

Total from Investment Operations	0.55	3.99	(4.34)	(4.97)	(2.63)		(0.74)
Less Distributions:
From Net Investment Income	(0.06)	(0.19)	(0.23)	—	—		—
From Net Realized Gains	—	—	—	—	(0.32)		—

Total Distributions	(0.06)	(0.19)	(0.23)	—	(0.32)		—

Net Asset Value, End of Period	$20.21	$19.72	$15.92	$20.49	$25.46		$28.41

Ratios and Supplemental Data
Total Return	+2.81%	+25.26%	–21.22%	–19.52%	–9.24%		–2.54%
Net Assets, End of Period (In Millions)	$70	$84	$67	$47	$31		$1
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%*	0.7%	0.7%	0.6%	0.6	%*	0.6%*
Ratio of Expenses to Average Net Assets	0.7%*	0.7%	0.7%	0.6%	0.6	%*	0.6%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.7%*	0.9%	0.9%	0.6%	0.1	%*	0.1%*
Portfolio Turnover Rate(g)	72.3%	199.4%	187.8%	171.9%	23.3%		122.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from October to December.
(d)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005 or 0.05%.
(f)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — ADVISOR CLASS

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)		Oct. 31, 2000(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.57	$15.77	$20.20	$25.32	$28.29		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.05 (e)	0.04	(0.04)	(0.00	)(f)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	0.47	3.80	(4.41)	(5.08)	(2.65)		(0.81)

Total from Investment Operations	0.48	3.85	(4.37)	(5.12)	(2.65)		(0.86)
Less Distributions:
From Net Investment Income	(0.02)	(0.05)	(0.06)	—	—		—
From Net Realized Gains	—	—	—	—	(0.32)		—

Total Distributions	(0.02)	(0.05)	(0.06)	—	(0.32)		—

Net Asset Value, End of Period	$20.03	$19.57	$15.77	$20.20	$25.32		$28.29

Ratios and Supplemental Data
Total Return	+2.44%	+24.42%	–21.67%	–20.22%	–9.35%		–2.95%
Net Assets, End of Period (In Millions)	$7	$9	$10	$14	$5		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%*	1.4%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Expenses to Average Net Assets	1.4%*	1.3%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.0%*	0.3%	0.2%	(0.3)%	(0.2	)%*	(0.7)%*
Portfolio Turnover Rate(h)	72.3%	199.4%	187.8%	171.9%	23.3%		122.0%

STRONG GROWTH AND INCOME FUND — CLASS K

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.52	$15.75	$20.28
Income From Investment Operations:
Net Investment Income (Loss)	0.05	0.11 (e)	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.46	3.79	(4.46)

Total from Investment Operations	0.51	3.90	(4.35)
Less Distributions:
From Net Investment Income	(0.04)	(0.13)	(0.18)
From Net Realized Gains	—	—	—

Total Distributions	(0.04)	(0.13)	(0.18)

Net Asset Value, End of Period	$19.99	$19.52	$15.75

Ratios and Supplemental Data
Total Return	+2.63%	+24.90%	–21.47%
Net Assets, End of Period (In Millions)	$32	$30	$19
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.0%*	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.4%*	0.6%	0.7%
Portfolio Turnover Rate(h)	72.3%	199.4%	187.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from October to December.
(d)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(e)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — INVESTOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$39.45		$28.70		$39.29	$42.35	$44.69	$38.62
Income From Investment Operations:
Net Investment Income (Loss)	(0.12)		(0.14	)(c)	(0.08)	0.07	0.17	0.08
Net Realized and Unrealized Gains (Losses) on Investments	3.33		10.89		(10.51)	(2.11)	3.30	12.42

Total from Investment Operations	3.21		10.75		(10.59)	(2.04)	3.47	12.50
Less Distributions:
From Net Investment Income	—		—		—	(0.07)	(0.17)	(0.08)
From Net Realized Gains	—		—		—	(0.95)	(5.64)	(6.35)

Total Distributions	—		—		—	(1.02)	(5.81)	(6.43)

Net Asset Value, End of Period	$42.66		$39.45		$28.70	$39.29	$42.35	$44.69

Ratios and Supplemental Data
Total Return	+8.14%		+37.46%		–26.95%	–4.80%	+8.57%	+33.39%
Net Assets, End of Period (In Millions)	$2,524		$2,709		$2,507	$3,664	$3,337	$2,537
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.4%		1.4%	1.3%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.4	%*	1.4%		1.4%	1.3%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6	)%*	(0.4)%		(0.2)%	0.2%	0.5%	0.2%
Portfolio Turnover Rate(d)	19.4%		60.2%		70.9%	87.8%	86.5%	80.8%

STRONG OPPORTUNITY FUND — ADVISOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$38.94		$28.37		$38.92	$42.10		$43.16
Income From Investment Operations:
Net Investment Income (Loss)	(0.16)		(0.19	)(c)	(0.11)	(0.06	)(c)	0.03
Net Realized and Unrealized Gains (Losses) on Investments	3.29		10.76		(10.44)	(2.08)		4.83

Total from Investment Operations	3.13		10.57		(10.55)	(2.14)		4.86
Less Distributions:
From Net Investment Income	—		—		—	(0.09)		(0.28)
From Net Realized Gains	—		—		—	(0.95)		(5.64)

Total Distributions	—		—		—	(1.04)		(5.92)

Net Asset Value, End of Period	$42.07		$38.94		$28.37	$38.92		$42.10

Ratios and Supplemental Data
Total Return	+8.04%		+37.26%		–27.11%	–5.08%		+12.10%
Net Assets, End of Period (In Millions)	$137		$141		$104	$89		$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6	%*	1.6%		1.6%	1.7%		1.6%*
Ratio of Expenses to Average Net Assets	1.6	%*	1.6%		1.6%	1.7%		1.6%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.7	)%*	(0.6)%		(0.4)%	(0.3)%		0.1%*
Portfolio Turnover Rate(d)	19.4%		60.2%		70.9%	87.8%		86.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — CLASS K

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$39.58		$28.73		$29.48
Income From Investment Operations:
Net Investment Income (Loss)	(0.04)		(0.06	)(d)	0.02
Net Realized and Unrealized Gains (Losses) on Investments	3.30		10.91		(0.77)

Total from Investment Operations	3.26		10.85		(0.75)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	0.00		—		—

Net Asset Value, End of Period	$42.84		$39.58		$28.73

Ratios and Supplemental Data
Total Return	+8.24%		+37.77%		–2.54%
Net Assets, End of Period (In Millions)	$2		$0	(e)	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.6%		1.2%*
Ratio of Expenses to Average Net Assets	1.2	%*	1.2%		1.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.3	)%*	(0.2)%		0.2%*
Portfolio Turnover Rate(f)	19.4%		60.2%		70.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the following Strong Core Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Balanced Fund (a series fund of Strong Balanced Fund, Inc.)

•	Strong Large Cap Core Fund (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth and Income Fund (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Opportunity Fund (a series fund of Strong Opportunity Fund, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Balanced Fund and Strong Large Cap Core Fund offer Investor Class shares. Strong Growth and Income Fund offers Investor Class, Institutional Class, Advisor Class, and Class K shares. Strong Opportunity Fund offers Investor Class, Advisor Class, and Class K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher investment minimums, Advisor Class shares are available only through financial professionals and Class K shares are primarily available through retirement plans.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Debt securities of the Funds are generally valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available, or are valued through a commercial pricing service that utilizes matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Strong Funds held no restricted securities that were deemed illiquid at June 30, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

Strong Balanced Fund and Strong Growth and Income Fund generally pay dividends from net investment income quarterly and distribute net realized capital gains, if any, at least annually. Strong Large Cap Core Fund and Strong Opportunity Fund generally pay dividends from net investment income and distribute net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”) has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At June 30, 2004, Strong Balanced Fund, Strong Growth and Income Fund, and Strong Opportunity Fund had securities with a market value of $17,737,072, $20,544, and $78,379,463, respectively, on loan and had received $18,181,603, $21,225, and $81,411,672, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended June 30, 2004, the securities lending income totaled $10,587, $6,102, and $48,722 for Strong Balanced Fund, Strong Growth and Income Fund, and Strong Opportunity Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class K
Strong Balanced Fund	0.60	%(1)	0.30%	*	*	*
Strong Large Cap Core Fund	0.75	%(2)	0.30%	*	*	*
Strong Growth and Income Fund	0.55%		0.30%	0.02%	0.30%	0.25%
Strong Opportunity Fund	0.75	%(2)	0.30%	*	0.30%	0.25%

*	Does not offer Share class.
(1)	The investment advisory fees are 0.60% for the first $35 million assets and 0.55% for assets above $35 million.
(2)	The Investment Advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses until May 1, 2005 for Strong Large Cap Core Fund, Strong Growth and Income Fund Class K, and Strong Opportunity Fund Class K to keep Net Annual Operating Expenses at no more than 2.00%, 0.99%, and 1.20%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, and Class K shares are paid at an annual rate of 0.015%, 0.20%, and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Growth and Income Fund and Strong Opportunity Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Advisor Class shares. See Note 4.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2004 is as follows:

	Payable to/ (Receivable From) Advisor or Administrator at June 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Balanced Fund	$48,446	$279,581	$3,530	$5,666
Strong Large Cap Core Fund	3,253	14,023	206	469
Strong Growth and Income Fund	184,224	1,266,516	13,859	20,271
Strong Opportunity Fund	657,029	3,652,619	25,112	76,812

4.	Expenses and Expense Offsets

For the six months ended June 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Growth and Income Fund
Investor Class	$844,925	$1,218,972	$215,634	$—	$12,607
Institutional Class	7,643	5,816	25,077	—	2,907
Advisor Class	10,938	7,329	1,574	9,115	508
Class K	39,221	31,377	4,349	—	860
Strong Opportunity Fund
Investor Class	3,841,975	3,508,261	630,114	—	29,709
Advisor Class	204,970	137,137	42,108	170,808	1,618
Class K	992	795	465	—	211

For the six months ended June 30, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Balanced Fund	$(18,766)	$—	$(6,588)	$(62)
Strong Large Cap Core Fund	(18,808)	—	(3,349)	(0)
Strong Growth and Income Fund
Investor Class	15,272	—	—	—
Institutional Class	1,255	—	—	—
Class K	(11,500)	—	—	—
Advisor Class	581	—	—	—
Fund Level	(60,612)	—	(12,425)	(79)
Strong Opportunity Fund
Investor Class	92,963	—	—	—
Advisor Class	9,419	—	—	—
Class K	(693)	—	—	—
Fund Level	(246,622)	—	(65,026)	(87)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Funds’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Opportunity Fund and Strong Large Cap Core had no borrowings under the LOC during the period. Strong Balanced Fund, and Strong Growth and Income Fund had minimal borrowings under the LOC during the year. There were no outstanding borrowings by the Funds under the LOC at June 30, 2004.

6.	Investment Transactions

The aggregate purchases and sales of shares of long-term securities during the six months ended June 30, 2004 are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Balanced Fund	$43,299,477	$101,332,924	$43,441,564	$147,996,282
Strong Large Cap Core Fund	—	3,702,683	—	4,138,662
Strong Growth and Income Fund	—	491,293,407	—	632,324,141
Strong Opportunity Fund	—	507,336,050	—	936,256,429

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of June 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Balanced Fund	$170,012,664	$10,763,575	$(2,133,580)	$8,629,995
Strong Large Cap Core Fund	3,287,681	595,879	(23,296)	572,583
Strong Growth and Income Fund	513,483,880	118,419,040	(2,284,635)	116,134,405
Strong Opportunity Fund	2,099,712,323	678,561,449	(81,000,570)	597,560,879

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	Net Capital Loss Carryovers	Post-October Losses
Strong Balanced Fund	$29,257,442	$—
Strong Large Cap Core Fund	1,329,240	34,841
Strong Growth and Income Fund	246,233,478	7,799,769
Strong Opportunity Fund	416,414,763	—

8.	Capital Share Transactions

	Strong Balanced Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$17,262,811	$32,626,685
Transfer in from Merger (Note 9)	—	5,544,540
Proceeds from Reinvestment of Distributions	835,061	2,514,411
Payment for Shares Redeemed	(69,277,501)	(82,073,813)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(51,179,629)	$(41,388,177)

Transactions in Shares of the Fund Were as Follows:
Sold	913,686	1,911,180
Transfer in from Merger (Note 9)	—	348,494
Issued in Reinvestment of Distributions	44,813	144,599
Redeemed	(3,675,681)	(4,758,107)

Net Increase (Decrease) in Shares of the Fund	(2,717,182)	(2,353,834)

	Strong Large Cap Core Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$475,768	$938,346
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(773,956)	(2,023,881)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(298,188)	$(1,085,535)

Transactions in Shares of the Fund Were as Follows:
Sold	47,129	107,906
Issued in Reinvestment of Distributions	—	—
Redeemed	(76,355)	(233,342)

Net Increase (Decrease) in Shares of the Fund	(29,226)	(125,436)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Growth and Income Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
INVESTOR CLASS
Proceeds from Shares Sold	$36,741,021	$203,112,596
Proceeds from Reinvestment of Distributions	326,807	1,392,195
Payment for Shares Redeemed	(161,274,968)	(289,307,195)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(124,207,140)	(84,802,404)
INSTITUTIONAL CLASS
Proceeds from Shares Sold	6,598,552	16,100,601
Proceeds from Reinvestment of Distributions	180,573	705,353
Payment for Shares Redeemed	(22,176,568)	(17,235,352)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,397,443)	(429,398)
ADVISOR CLASS
Proceeds from Shares Sold	552,764	1,932,654
Proceeds from Reinvestment of Distributions	6,008	23,212
Payment for Shares Redeemed	(2,741,895)	(5,560,191)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,183,123)	(3,604,325)
CLASS K
Proceeds from Shares Sold	14,527,108	15,545,119
Proceeds from Reinvestment of Distributions	30,511	114,699
Payment for Shares Redeemed	(12,748,468)	(11,445,984)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,809,151	4,213,834

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(139,978,555)	$(84,622,293)

	Strong Growth and Income Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Funds Were as Follows:
INVESTOR CLASS
Sold	1,842,356	11,952,254
Issued in Reinvestment of Distributions	17,022	79,360
Redeemed	(8,182,227)	(16,571,248)

Net Increase (Decrease) in Shares	(6,322,849)	(4,539,634)

INSTITUTIONAL CLASS
Sold	331,176	939,263
Issued in Reinvestment of Distributions	9,307	40,748
Redeemed	(1,108,644)	(951,684)

Net Increase (Decrease) in Shares	(768,161)	28,327

ADVISOR CLASS
Sold	28,054	115,023
Issued in Reinvestment of Distributions	315	1,344
Redeemed	(138,574)	(331,631)

Net Increase (Decrease) in Shares	(110,205)	(215,264)

CLASS K
Sold	736,475	926,705
Issued in Reinvestment of Distributions	1,590	6,709
Redeemed	(648,826)	(643,521)

Net Increase (Decrease) in Shares	89,239	289,893

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Opportunity Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
INVESTOR CLASS
Proceeds from Shares Sold	$162,545,807	$531,529,373
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(553,344,454)	(1,184,570,695)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(390,798,647)	(653,041,322)
ADVISOR CLASS
Proceeds from Shares Sold	13,384,406	38,084,933
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(27,308,628)	(40,603,841)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(13,924,222)	(2,518,908)
CLASS K
Proceeds from Shares Sold	1,474,093	198,407
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(108,701)	(896,534)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,365,392	(698,127)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(403,357,477)	$(656,258,357)

Transactions in Shares of Each Class of the Fund Were as Follows:
INVESTOR CLASS
Sold	3,938,874	16,208,728
Issued in Reinvestment of Distributions	—	—
Redeemed	(13,451,967)	(34,871,478)

Net Increase (Decrease) in Shares	(9,513,093)	(18,662,750)

ADVISOR CLASS
Sold	327,170	1,179,895
Issued in Reinvestment of Distributions	—	—
Redeemed	(674,525)	(1,234,407)

Net Increase (Decrease) in Shares	(347,355)	(54,512)

CLASS K
Sold	35,439	6,374
Issued in Reinvestment of Distributions	—	—
Redeemed	(2,605)	(24,791)

Net Increase (Decrease) in Shares	32,834	(18,417)

9.	Acquisition Information

Effective March 28, 2003, Strong Balanced Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Balanced Asset Fund. Strong Balanced Fund issued 348,494 shares (valued at $5,544,540) for the outstanding shares of Strong Balanced Asset Fund at March 28, 2003. The aggregate net assets of Strong Balanced Fund and Strong Balanced Asset Fund immediately before the acquisition were $208,384,213 and $5,544,540, respectively. The combined net assets of Strong Balanced Fund immediately after the acquisition were $213,928,753. The net assets of Strong Balanced Asset Fund included net unrealized depreciation on investments of $503,735 and accumulated net realized losses of $731,189. Subject to IRS regulations, Strong Balanced Fund may use $709,865 of capital loss carryovers from Strong Balanced Asset Fund. Strong Balanced Fund results of operations shown herein, do not include the results of operations for Strong Balanced Asset Fund prior to March 28, 2003.

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20 and June 15, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of all but one of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). A single Wisconsin state court Action involving Strong was not removed to the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The mergers, which are anticipated to close in the first quarter of 2005, are subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

To learn more about our funds, discuss an existing

account, or conduct a transaction, call 1-800-368-3863

or visit www.Strong.com.

Please carefully consider a fund’s investment objectives,

risks, charges, and expenses before investing. For this

and other information, call us or visit our web site for

a free prospectus. Please read it carefully before you

invest or send money.

To receive a free copy of the policies and procedures

the funds use to determine how to vote proxies relating

to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period

ending on June 30, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s web site

at www.sec.gov.

If you are a Financial Professional, call 1-800-368-1683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT45357 08-04

SCOR/WH2056 06-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Balanced Fund, Inc., on behalf of Strong Balanced Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: September 3, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: September 3, 2004